Exhibit 99.1

JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the undersigned hereby agree to (i) the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, $0.01 par value per share, of Liberate Technologies and (ii) that this Joint Filing Agreement be included as an exhibit to such joint filing, provided that, as contemplated by Section 13d-1(k)(ii) of the Exchange Act, no person shall be responsible for the completeness and accuracy of the information concerning the other persons making the filing unless such person knows or has reason to believe such information is inaccurate.

     This Joint Filing Agreement may be executed in any number of counterparts all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 24th day of January, 2005.

COMCAST CORPORATION

By:	/s/ Arthur R. Block

	Name:	Arthur R. Block
	Title:	Senior Vice President

COMCAST HOLDINGS CORPORATION

By:	/s/ Arthur R. Block

	Name:	Arthur R. Block
	Title:	Senior Vice President

COMCAST TECHNOLOGY, INC.

By:	/s/ James P. McCue

	Name:	James P. McCue
	Title:	President

COMCAST CABLE COMMUNICATIONS HOLDINGS, INC.

By:	/s/ Arthur R. Block

	Name:	Arthur R. Block
	Title:	Senior Vice President

COMCAST MO GROUP, INC.
By:	/s/ Arthur R. Block

	Name:	Arthur R. Block
	Title:	Senior Vice President

COMCAST MO OF DELAWARE, LLC

By:	/s/ Arthur R. Block

	Name:	Arthur R. Block
	Title:	Senior Vice President

COMCAST OF MICHIGAN, LLC

By:	/s/ Arthur R. Block

	Name:	Arthur R. Block
	Title:	Senior Vice President

COMCAST OF GEORGIA, INC.

By:	/s/ Arthur R. Block

	Name:	Arthur R. Block
	Title:	Senior Vice President

COMCAST STB SOFTWARE LIB, LLC

By:	/s/ Arthur R. Block

	Name:	Arthur R. Block
	Title:	Senior Vice President

DOUBLE C TECHNOLOGIES, LLC

By:	/s/ Arthur R. Block

	Name:	Arthur R. Block
	Title:	Authorized Signatory